UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 13, 2005

                              DVI Liquidating Trust
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                  001-1107                  22-6966212
       (State or Other             (Commission               (IRS Employer
Jurisdiction of Incorporation)     File Number)           Identification Number)

                     29 DALEY CIRCLE, MARLBOROUGH, MA 01752

       Registrant's Telephone Number, Including Area Code: (508) 460-1585


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

On April 14, 2005, pursuant to Article 7.15 of the First Amended Joint Plan of Liquidation of the debtors, DVI, Inc., et al., the Liquidating Trustee for the DVI Liquidating Trust filed the Second Report of the Liquidating Trustee, dated April 14, 2005, attached hereto as Exhibit 99.1, with the United States Bankruptcy Court for the District of Delaware.

Item 9.01 Exhibits

      (a)   Exhibits

            99.1  -  Second Report of the Liquidating Trustee, dated April 14,
                     2005.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DVI LIQUIDATING TRUSTEE


                                               By:  /s/ Dennis Buckley
                                                    ---------------------
                                                    Dennis Buckley

Dated: May 5, 2005